EXHIBIT 99.1

                    OraLabs Announces Second Quarter Results


    ENGLEWOOD, Colo.--(BUSINESS WIRE)--Aug. 22, 2005--OraLabs Holding Corp. (NASDAQ: OLAB) today announced that second quarter revenues were $2,543,188 with a net loss of less than $.01 per share, or $2,926. The same period in 2004 reported revenues of $3,010,480 with net loss of $.04 per share, or $200,565.
    The Company's increased gross profit from more concentrated sales to higher margin customers helped the Company to improve to a minor loss of $2,926 despite a decrease in revenue of $467,292. The second half of the year should yield higher revenues if sales show the anticipated growth expected by the Company. Given increased sales orders with gross margin in line with the first six months and the improved operations capabilities, the Company is hopeful to have profitable third and fourth quarters and turn a profit for fiscal year 2005.
    A more detailed explanation of these results can be found in the June 30, 2005, Form 10-QSB, Part II, Results of Operations.
    The Form 10-QSB filed today with the United States Securities and Exchange Commission ("SEC") includes as exhibits the Consolidated Financial Statements as of December 31, 2004, of NVC Lighting Investment Holdings Limited ("NVC"), including the report of its Independent Registered Public Accounting Firm, and NVC's Consolidated Financial Statements as of March 31, 2005, and NVC's Consolidated Financial Statements as of June 30, 2005. The Company and NVC are parties to a Stock Exchange Agreement dated February 23, 2005, a copy of which was filed with the SEC on February 24, 2005, as an exhibit to a Form 8-K filed by the Company. In furtherance of the Stock Exchange Agreement, the Company filed a Preliminary Proxy Statement on August 12, 2005, that provides details about the proposed transactions contemplated by the Stock Exchange Agreement. The Preliminary Proxy Statement may be revised in material respects prior to the preparation by the Company of a Definitive Proxy Statement. There is no assurance that closing under the Stock Exchange Agreement will occur, or if it occurs, whether it will close under the terms described in the Preliminary Proxy Statement or in the Stock Exchange Agreement.

    OraLabs, Inc. manufactures Ice Drops(R) and Sour Zone(TM) brands oral care products; and Lip Rageous(R), Lip Naturals(R), Chap Ice(R), Extra Lip Moisturizer, Leashables(R), Chapgrip(R), Soothe & Shine(R) brands of lip balm. The product line includes breath drops and sprays, sour drops and sprays, lip balms and a variety of private label products. The Company distributes 5HTP, as its only dietary supplement; additionally the Company distributes Sanell (TM) hand sanitizer and Eyelieve (TM) sterile eye products. The Company's products are currently sold in the USA nationally as well as numerous foreign countries. The products are sold through wholesale distributors as well as by direct sale to mass retailers, grocery stores, convenience stores and drug stores.

    Forward-Looking and Cautionary Statements

    Except for historical information and discussions contained herein, statements included in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Reference is made in particular to statements regarding anticipated sales growth, expectations regarding financial results for the quarter and future periods, and statements relating to the possible closing under the Stock Exchange Agreement and to the final terms of the Stock Exchange Agreement. These statements are based on the company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially, as discussed in the Company's filings with the Securities and Exchange Commission.

                 ORALABS HOLDING CORP AND SUBSIDIARIES
                      Consolidated Balance Sheets

                                               June 30,
                                                 2005     December 31,
                                               Unaudited      2004
                                              ----------     -------
                      Assets

Current Assets
   Cash and cash equivalents                  $1,071,137   $  866,432
   Accounts receivable, net of allowance
   for doubtful accounts of $204,799 (2005)
    and $345,177 (2004)                          814,346    1,275,820
   Inventories                                 3,187,344    2,878,755
   Deferred tax asset - current                  285,117      285,117
   Income taxes receivable                       194,081      329,648
   Prepaid expenses                              164,944      264,451
   Deposits and other assets                      70,931      158,720
                                              ----------   ----------
        Total current assets                   5,787,900    6,058,943
 Non-current assets
   Deferred tax asset, long-term                  54,084       45,336
   Property and equipment, net                 1,812,183    1,668,675
                                              ----------   ----------
        Total non-current assets               1,866,267    1,714,011
                                              ----------   ----------
 Total Assets                                 $7,654,167   $7,772,954
                                              ==========   ==========
        Liabilities and Stockholders' Equity

     Current liabilities
     Accounts payable - trade                  $ 817,049    $ 850,157
     Accrued liabilities                         133,664      131,812
     Reserve for returns                         251,895      362,342
     Income tax payable                                0            0
     Current portion of long-term debt             8,437       12,581
                                              ----------   ----------
     Total current liabilities                 1,211,045    1,356,892
                                              ----------   ----------
     Non-current Liabilities
       Long-term debt, less current portion        8,925       12,075
                                              ----------   ----------
       Total non-current liabilities               8,925       12,075
                                              ----------   ----------

Commitments and contingencies

Stockholders' equity
  Preferred stock, $.001 par value,
  1,000,000 shares authorized; none
   issued and outstanding                              0            0
Common stock, $.001 par value; 25,000,000
shares authorized, 4,693,015 issued
(2005 and 2004), 4,693,015 (2005) and
 4,580,615 (2004) outstanding.                     4,693        4,669
Additional paid -in capital                    1,511,820    1,463,044
Retained earnings                              4,917,684    4,936,274
                                              ----------   ----------
Total stockholders' equity                     6,434,197    6,403,987
                                              ----------   ----------
Total liabilities and stockholders' equity    $7,654,167   $7,772,954
                                              ==========   ==========

                 ORALABS HOLDING CORP AND SUBSIDIARIES
                 Consolidated Statements of Operations

   Three Months and Six Months ended June 30, 2005 and June 30, 2004
                               Unaudited

                          Three Months Ended      Six Months Ended
                          06/30/05   06/30/04    06/30/05   06/30/04
                          --------   --------    --------   --------
Revenues:
  Product sales          $2,543,188 $3,010,480  $6,124,024 $6,790,656
                         ---------- ----------  ---------- ----------
Total Revenues            2,543,188  3,010,480   6,124,024  6,790,656
                         ---------- ----------  ---------- ----------
   Cost of Sales          1,597,957  2,180,662   3,978,471  4,794,109
                         ---------- ----------  ---------- ----------
Gross profit                945,231    829,818   2,145,553  1,996,547
                         ---------- ----------  ---------- ----------
Operating Expenses:
  Engineering                34,838     81,495     127,709    182,976
  Selling and marketing
   costs                    244,949    297,801     656,411    700,935
  General and
   administrative           693,107    762,265   1,403,122  1,477,018
  Other                       5,554     10,446      25,907     27,937
                         ---------- ----------  ---------- ----------
Total operating expenses    978,448  1,152,007   2,213,149  2,388,866
                         ---------- ----------  ---------- ----------
Net operating (loss) income (33,217)  (322,189)    (67,596)  (392,319)
Other income (expense)
 Interest and other income   28,908      2,586      40,258      5,028
                         ---------- ----------  ---------- ----------
Total other income
 (expense)                   28,908      2,586      40,258      5,028
                         ---------- ----------  ---------- ----------
Net (loss) income before
 provision for income taxes  (4,309)  (319,603)    (27,338)  (387,291)

Income tax benefit (expense)  1,383    119,038       8,748    144,179
                         ---------- ----------  ---------- ----------
Net (loss) income           $(2,926) $(200,565)   $(18,590) $(243,112)
                         ========== ==========  ========== ==========
Basic and diluted (loss)
 income per common share     $ (.00)    $ (.04)     $ (.00)    $ (.05)
                         ========== ==========  ========== ==========
Weighted average shares
 outstanding              4,669,688  4,580,615   4,669,154  4,580,615
                         ========== ==========  ========== ==========



    CONTACT: OraLabs, Inc.
             Gary Schlatter, 303-783-9499
             gschlatter@oralabs.com